Execution Version

______________________________________________________________________________

COMMON STOCK PURCHASE AGREEMENT

by and among

MANCHESTER EXPLORER L.P.

(Investor)

BEAR LAKE RECREATION INC

(Company)

and the

THREE CONTROLLING SHAREHOLDERS

As of April 5, 2017

______________________________________________________________________________

COMMON STOCK PURCHASE AGREEMENT

THIS COMMON STOCK PURCHASE AGREEMENT, (together with all exhibits, schedules, supplements, amendments and modifications, collectively, this “Agreement”) is made as of April 5, 2017, by and between BEAR LAKE RECREATION INC., a Nevada corporation whose principal executive offices are located at 8867 South Capella Way, Sandy, UT 84093 (the “Company”), those individuals set forth on the signature page hereto who are shareholders of the Company and also the executive officers and directors of the Company (each a “Controlling Shareholder” and collectively, the “Three Controlling Shareholders”), and MANCHESTER EXPLORER, L.P., a Delaware limited partnership (the “Investor”). The Company, the Controlling Shareholders and the Investor shall sometimes be referred to herein each as a “Party” and collectively, as the “Parties.” All capitalized terms not defined elsewhere herein, shall have the meanings set forth in Section 1.1.

WITNESSETH:

WHEREAS, as of the date hereof, the Company has (i) 1,249,816 shares of Common
Stock, and (ii) no other securities issued and outstanding;

WHEREAS, prior to or simultaneously with and as a condition to Closing and to induce the Investor to purchase the 2,900,000 Shares from the Company (the “Acquisition”), certain shareholders of the Company (each a “Cancelling Shareholder” and collectively, the “Cancelling Shareholders”) shall cancel (the “Share Cancellation”) in the aggregate 544,900 shares of Common Stock (the “Cancellation Shares”) beneficially owned by such Cancelling Shareholders pursuant to a Share Cancellation Agreement, the form of which is annexed hereto as Exhibit A (each a “Share Cancellation Agreement” and collectively, the “Share Cancellation Agreements”) (the names, number of shares of Common Stock beneficially owned, the number of Cancellation Shares to be cancelled in the Share Cancellation and the remaining number of shares of Common Stock beneficially owned by each Cancelling Shareholder following the Share Cancellation is set forth on Schedule 1);

WHEREAS, prior to or simultaneously with and as a condition to Closing and as a further inducement to the Investor purchasing the 2,900,000 Shares, the Company shall repurchase (the “Share Repurchase”), 104,916 shares of Common Stock (the “Repurchase Shares”), owned by a shareholder of the Company (the “Repurchased Shareholder”), for $2,099.00 pursuant to the Repurchase Agreement by and between the Repurchased Shareholder and the Company, dated as of the date hereof and in the form annexed hereto as Exhibit B (the “Repurchase Agreement”), which Repurchase Agreement shall also contain certain representations, warranties, releases and indemnification provisions;

WHEREAS, as a result of the Share Cancellation and the Share Repurchase, immediately prior to the Closing, the Company shall have 600,000 shares of Common Stock issued and outstanding (the “Existing Shares”), which Existing Shares shall be beneficially owned by the Persons and in the amounts set forth on Schedule 2;

WHEREAS, at the Closing, on the terms but subject to the conditions set forth in this Agreement, pursuant to Section 4(a)(2) of the 1933 Act and/or Rule 506 promulgated thereunder, the Company shall sell to the Investor and the Investor shall purchase from the Company, 2,900,000 newly issued shares of Common Stock (the “Shares”) for an aggregate purchase price of $375,000 (the “Purchase Price”), resulting in immediately following the Closing, and taking into account the Share Cancellation, the Share Repurchase and the Acquisition, the Company having issued and outstanding (i) 3,500,000 shares of Common Stock consisting of (a) the 600,000 Existing Shares, and (b) the 2,900,000 Shares purchased by the Investor, and (ii) no other securities (as defined in the Securities Act);

WHEREAS, as a further inducement to the Investor purchasing the 2,900,000 Shares, simultaneously with and as a condition to Closing, shareholders of the Company who will own immediately following the Closing in the aggregate 373,678 of the 600,000 Existing Shares, shall each enter into an agreement with the Company (each a “Lock-up Agreement” and collectively, the “Lock-up Agreements”) , the form of which is attached hereto as Exhibit C (the name of each such shareholder and the aggregate number of Existing Shares beneficially owned by each such shareholder is set forth on Schedule 3);

WHEREAS, the Company shall use a portion of the Purchase Price to, among other items set forth elsewhere in this Agreement, repay and/or pay all outstanding Indebtedness and other liabilities of the Company pursuant to debt cancellation agreements dated as of the Closing Date by and between the Company and the owners of such Indebtedness and liabilities set forth on Schedule 3.1(c) and Schedules 4.7(i) and (ii) (each a “Debt Cancellation Agreement” and collectively, the “Debt Cancellation Agreements”), the form of which is attached hereto as Exhibit D and pay-off letters and releases from such Persons set forth on Schedule 4.3, which sets forth the name of the Persons and the amount of funds owed to such Persons assuming the Closing, with the understanding that there will be no tangible assets following the payment of the Indebtedness and/or other financial obligations of the Company.

NOW THEREFORE, in consideration of the mutual promises, covenants and representations contained herein and for such other consideration the adequacy, sufficiency and receipt thereof is hereby acknowledged by each signatory to this Agreement, each signatory hereto agrees as follows:

ARTICLE 1.

DEFINITIONS

1.1

Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms shall have the meanings indicated in this Section 1.1:

“Affiliate” or “affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144.

“beneficial owner” or “beneficially owned” and similar phrases mean a Person’s ownership of securities in an entity as determined pursuant to Section 13(d) of the Exchange Act.

“Business Day” means any day except Saturday, Sunday and any day which is a federal legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

 ”Closing” means the closing of the purchase and sale of the Shares pursuant to Article II.

“Closing Date” means the Business Day on which all of the conditions set forth in Sections 5.1 and 5.2 hereof are satisfied, or such other date as the parties may agree.

“Commission” means the Securities and Exchange Commission, and sometimes referred to herein as the “SEC”.

“Common Stock” means the common stock of the Company, par value $0.001 per share, and any securities into which such common stock may hereafter be reclassified.

“Common Stock Equivalents” means any securities of the Company which entitle the holder thereof to acquire shares of Common Stock at any time, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible and/or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock or other securities that entitle the holder to receive, directly or indirectly, Common Stock.

“Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any Indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.

“Exchange Act” or “1934 Act” means the Securities Exchange Act of 1934, as amended.

“Indebtedness” means without duplication (a) all indebtedness for borrowed money, (b) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (including, without limitation, “capital leases” in accordance with GAAP) (other than trade payables entered into in the ordinary course of business consistent with past practice), (c) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (d) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (e) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (f) all monetary obligations under any leasing or similar arrangement which, in connection with GAAP, consistently applied for the periods covered thereby, is classified as a capital lease, (g) all indebtedness referred to in clauses (a)

through (f) above secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (h) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (a) through (g) above.

“Liens” means (i) any lien, mortgage, pledge, assignment, security interest, charge or encumbrance of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, and any lease or license in the nature thereof) and any option, trust or other preferential arrangement having the practical effect of any of the foregoing and (ii) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

“Material Adverse Effect” means any of (i) a material and adverse effect on the legality, validity or enforceability of this Agreement or any other Transaction Document, (ii) a material and adverse effect on the results of operations, assets, prospects, business or condition (financial or otherwise) of the Company, or (iii) an adverse impairment to the Company’s ability to perform on a timely basis its obligations under this Agreement or any other Transaction Document.

“Outside Date” means the thirtieth-fifth (35th) calendar day following the date of this Agreement; provided, that if such day should fall on a day that is not a Business Day, the Outside Date shall be deemed the next day that is a Business Day.

 “Person” shall mean any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, institution, entity, party or government (whether national, federal, state, county, city, municipal or otherwise including, without limitation, any instrumentality, division, agency, body or department thereof). As of the Closing Date, the Company has no Liens and/or any other restrictions on any of its assets.

“Preferred Stock” means the preferred stock of the Company, par value $0.001 per share, and any securities into which such common stock may hereafter be reclassified.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities Act” or “1933 Act” means the Securities Act of 1933, as amended.

“Subsidiary” means, as to the Company, any “subsidiary” as defined in Rule 1-02(x) of the Regulation S-X promulgated by the Commission under the Exchange Act.

“Transaction Documents” means this Agreement, the Repurchase Agreement, the Resignations (as defined below), the Share Cancellation Agreements, the Share Repurchase Agreement, the Lock-up Agreements, the Debt Cancellation Agreements, the pay-off letters and releases, the original CR/RS Stock Certificates (as defined below), the CR/RS Stock Powers (as defined below), the stock certificate for the Shares, the Escrow Agreement (as defined below), the Escrow Release Letter (as defined below), the Indemnification Escrow Documents (as defined below), all other Company Deliverables (as defined below), the 8-Ks (as defined below), the 14f-1 (as defined below) and all schedules, exhibits and annexes to such items and any other documents or agreements executed in connection with the transactions contemplated hereunder including all Closing documents.

ARTICLE 2.
PURCHASE AND SALE

2.1

Closing Subject to the terms and conditions set forth in this Agreement, at the Closing the Company shall issue and sell to the Investor, and the Investor shall purchase from the Company, the 2,900,000 Shares.  The Closing shall take place at the offices of Gusrae Kaplan Nusbaum PLLC, 120 Wall Street, 25th Floor, New York, NY 10005 on the Closing Date or at such other location or time as the parties may agree.

2.2

Closing Deliveries.  (a)  At the Closing, the Company and the Three Controlling Shareholders, as applicable, shall deliver or cause to be delivered to the Investor fully executed originals of each of the following (the “Company Deliverables”):

(i)

a stock certificate, with a standard Securities Act restrictive legend thereon, evidencing the 2,900,000 Shares, registered in the name of the Investor;

(ii)

a shareholders list dated on or prior to the Closing Date certified by the Company’s Transfer Agent reflecting issued and outstanding only the 600,000 Existing Shares;

(iii)

an officer’s certificate to the effect that (A) each of the conditions specified in this Section 2.2(a) and in Section 5.1 hereof are satisfied in all respects, and (B) as of the Closing, the Company has no Indebtedness and/or other liabilities and no tangible assets;

(iv)

a certificate by the Secretary of Company attaching and certifying as to the accuracy of (A) its current Certificate of Incorporation and Bylaws, both as amended to the Closing Date, (B) resolutions adopted by the Board of Directors of the Company authorizing this Agreement and the transactions contemplated hereby and the other Transaction Documents, and (C) a Good Standing Certificate from the Secretary of State for the State of Nevada dated no later than 2 Business Days from the Closing Date; and

(v)

all Company original minute book, corporate seal, all other original corporate documents and agreements and all other books and records of the Company;

(vi)

resignations and releases from and executed by each officer and director including the Three Controlling Shareholders of the Company immediately prior to Closing set forth on Schedule 2.2(vi), such resignations and releases to be effective on the Closing Date, which shall not be earlier than the tenth (10th) day following the date of filing with the SEC and subsequent mailing of the Company’s Information Statement on Schedule 14f-1 (the “14f-1” or the “Information Statement”) to the Company’s stockholders of record as of March 30, 2017 disclosing, among other required and/or advisable items, a change of control of the majority of the Board of Directors of the Company, which form of resignation and release is attached hereto as Exhibit D (each a “Resignation” and collectively, the “Resignations”);

(vii)

fully executed copies of all documents, agreements and instruments related to the sale, transfer and/or assignment of any (A) Indebtedness and/or liabilities  of the Company owed to any Person, and (B) shares of Common Stock or other rights relating thereto;

(viii)

correct and complete copies of all federal and state income returns of the Company, from fiscal year 2011 through fiscal year 2016;

(ix)

(A) the Debt Cancellation Agreements, and (B) pay-off letters and releases from the Persons and in form and substance reasonably satisfactory to the Investor;

(x)

 original stock certificates representing all of the Cancellation Shares and Repurchase Shares (the “CS/RS Stock Certificates”) and fully executed stock powers dated the Closing Date transferring the Cancellation Shares and the Repurchase Shares to the Company by each of the Cancelling Shareholders and the Repurchased Shareholder, respectively, for cancellation (the “CR/CS Stock Powers”) pursuant to the Debt Cancellation Agreements and the Repurchase Agreement;

(xi)

Unanimous Written Consents of the Board of Directors of the Company (the “UWC”) authorizing and approving, among other items, the execution, delivery and performance of this Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby including, but not limited to, the sale by the Company to the Investor of the 2,900,000 Shares, the acceptance of the Resignations and the appointment/election of the Investor’s nominees as successor directors and officers of the Company;

(xii)

An executed Affidavit of Mailing from the Company’s Transfer Agent (as defined below) attesting to the mailing date of the 14f-1;

(xiii)

Fully executed copy of (A) a letter agreement between Leonard Burningham, Esq., counsel to the Company (in his capacity as escrow agent for the Company (the “Escrow Agent”), executed by the Escrow Agent, the Company and the Investor authorizing the release of the $375,000 Purchase Price (of which $50,000 was previously paid to the Investor’s counsel as provided elsewhere herein) to the Persons and in the amounts specified in Schedule 3.1(c), Schedule 4.3 and Schedule 4.7(i) and (ii), (the “Escrow Release Letter”), pursuant to an escrow agreement dated prior to the Closing Date by and among the Investor, the Company and the Escrow Agent (the “Escrow Agreement”), and (B) the Escrow Agreement;

(xiv)

Bank account information and specimen signatures for the corporate accounts of the Company;

(xv)

The Repurchase Agreement executed by the Company and the Repurchased Shareholder;

(xvi)

The Share Cancellation Agreements;

(xvii)

(A) fully executed copy of an Indemnification Escrow Agreement dated on or prior to the Closing Date by and among Gusrae Kaplan Nusbaum PLLC, legal counsel to the Investor (in its capacity as escrow agent, the “Indemnification Escrow Agent”), the Three Controlling Shareholders, Kelly Trimble and the Investor for the escrow of (1) 292,248 Existing Shares (the “Indemnification Existing Shares”), consisting of (I) 247,248 Existing Shares beneficially owned by Mr. Trimble, and (II) an aggregate of 45,000 Existing Shares beneficially owned by each of the Three Controlling Shareholders (15,000 Existing Shares beneficially owned by each Controlling Shareholder) (the “Indemnification Escrow Agreement”) and (B) original stock certificates representing such 292,248 Indemnification Existing Shares in the names of the persons and in the amounts set forth above (the “Indemnification Escrow Stock Certificates”) and corresponding fully executed and notarized, but undated stock transfer powers from each of such persons and for such Indemnification Existing Shares (the “Indemnification Stock Powers,” and together with the Indemnification Existing Shares, the Indemnification Escrow Stock Certificates and the Indemnification Escrow Agreement, collectively, the “Indemnification Escrow Documents”); and

(xviii)

Such other documents, instruments and agreements and other items reasonably requested by the Investor

(b)

At or prior to Closing, the Investor shall cause to be delivered to the Company the following (the “Investor Deliverables”):

(i)

A wire transfer to the Company’s legal counsel’s escrow account in the amount of the $375,000 Purchase Price (less $50,000 plus documented expenses, if any to the Investor’s legal counsel for services provided to the Investor in connection with this Agreement and the transactions contemplated herein and the other Transaction Documents);

(ii)

A certificate executed by the Investor, attesting to the accuracy of the representations and warranties of the Investor made in this Agreement pursuant to Section 3.2;

(iii)

A list of all Persons to fill all executive officer positions and vacancies to the Company Board of Directors;

(iv)

An executed copy of this Agreement by the Investor; and

(v)

A copy of the Escrow Letter, the Escrow Agreement and the Indemnification Escrow Agreement executed by the Investor.

ARTICLE 3.
REPRESENTATIONS AND WARRANTIES

3.1

Representations and Warranties of the Company and the Three Controlling Shareholders. The Company and each Controlling Stockholder jointly and severally represent and warrant to the Investor that the statements contained in this Section 3.1 are true and correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Section 3.1):

(a)

The 2,900,000 Shares. The 2,900,000 shares of Common Stock when issued and paid for by the Investor pursuant to the terms of this Agreement shall be duly authorized, fully paid and non-assessable and vest in the Investor full and absolute title free and clear of any Lien, pledge, encumbrances or any other charge, except those limitations imposed on “restricted securities” issued under Section 4(a)(2) of the Securities Act and Rules 506 and 144 promulgated thereunder, and will not be issued in violations of any pre-emptive rights or similar rights including any rights of first refusal. Such Shares will be restricted securities (as defined in the Securities Act) and will be issued in compliance with and pursuant to exemptions from the registration requirements of the Securities Act pursuant to Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D promulgated thereunder.

(b)

SEC Documents; Financial Statements.  The Company is a “smaller reporting company” as defined in Rule 12b-2 of the Exchange Act, an Emerging

Growth Company (as defined in the Jumpstart Our Business Startup Act), its class of Common Stock is registered under Section 12(g) of the Exchange Act and is a “shell” company as defined in Rule 12b-2 of the Exchange Act and Rule 144 promulgated under the Securities Act. The Company is current in its reporting requirements with the SEC and has filed timely during the past three (3) years (including within any additional time periods provided by Rule 12b-25 of the Exchange Act) all reports including all Current Reports on Form 8-K, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of Section 12(g) of the Exchange Act (all of the foregoing filed prior to the Closing Date, all exhibits included therein and financial statements including the Financial Statements, as defined below), notes and schedules thereto and documents incorporated by reference therein, all amendments thereto and all schedules and exhibits thereto and to any such amendments being hereinafter collectively, referred to as the “SEC Reports”).  All of the SEC Reports required to be filed by the Company are available on the SEC’s EDGAR system.  As of their respective filing dates, all of the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to each SEC Report and each SEC Report was properly filed with the SEC pursuant to all applicable laws and SEC rules and regulations. The Company’s Registration Statement on Form 10-SB filed by the Company with the SEC on or about March 8, 2002 (and together with all amendments, schedules and exhibits thereto including the Financial Statements included therein and all notes and opinions related thereto, the “Form 10 Registration Statement”) was automatically declared effective by the SEC 60 days from such filing, is available on the SEC’s EDGAR system, as of its filing date with the SEC complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the SEC promulgated thereunder and no pre-effective or post-effective amendment to the Form 10 Registration Statement was filed with the SEC. As of their respective filing dates with the SEC, none of the SEC Reports or the Form 10 Registration Statement contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  As of their respective filing dates, the financial statements of the Company included in the SEC Reports and/or the Form 10 Registration Statement including those incorporated by reference (collectively, the “Financial Statements”) complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto.  The Financial Statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). The Schedule 14f-1 Information Statement of the Company when filed by the Company with the SEC will comply in form and content with all SEC rules and regulations, will be mailed to all stockholders of record of the Company as of March 30, 2017, in accordance with SEC rules and regulations. All information contained in the 14f-1 is true and correct in all material respects and does not contain any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statement therein, in light of the circumstance in and or which they were made, not misleading.

(c)

Indebtedness; Liens.   Other then (i) the $212,678 of Indebtedness and liabilities set forth on the Company’s balance sheet dated as of December 31, 2016 included in the unaudited financial statements of the Company in the Company’s Quarterly Report on Form 10-Q for the quarter ending December 31, 2016 (the “12/31/16 10-Q”), and (ii) Indebtedness and liabilities of the Company set forth on Schedule 3.01(c) incurred following December 31, 2016, the Company has no Indebtedness and/or liabilities. The Company has no Liens on any of its assets and/or securities and the Company has not provided any guaranty for any Indebtedness of the Company and/or any other Person.  All Indebtedness and other liabilities of the Company shall be paid in full at or prior to the Closing (as evidenced by the executed Debt Cancellation Agreements and pay-off letters and releases). The aggregate $325,000 of Company Indebtedness and other liabilities outstanding immediately prior to the Closing is owed to the Persons and in the dollar amount per Person as set forth on Schedule 3.01(c),  Schedule 4.3 and Schedule 4.7(i) and 4.7(ii).

(d)

Organization of Company.  The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada.  The Company is duly authorized to conduct business and is in good standing under the laws in every jurisdiction in which the ownership or use of property or the nature of the business conducted by it makes such qualification necessary except where the failure to be so qualified or in good standing would not have a Material Adverse Effect.  The Company has full corporate power and authority and all licenses, permits, and authorizations necessary to carry on its business. The Company since it was incorporated on October 22, 1998 (the “Incorporation Date”) has had no Subsidiaries and currently does not and since its Incorporation Date has not controlled any entity, directly or indirectly, or have any direct or indirect equity participation in any other entity.

(e)

Capitalization; No Restrictive Agreements.

(i)

The Company’s authorized capital stock, as of the date of this Agreement, consists of (A) 50,000,000 shares of Common Stock of which (I) 1,249,816 shares are issued and outstanding as of the date hereof, and (B) immediately prior to the Closing, (II) after giving effect to the Share Cancellation and the Share Repurchase, the 600,000 Existing Shares will be issued and outstanding, and (B) 5,000,000 shares of Preferred Stock, $0.001 par value per share, none of which are issued and outstanding or have been designated. The Company has no other securities (as defined in the 1933 Act) issued and outstanding. The Company has not reserved any shares of its Common Stock for issuance upon the exercise of options, warrants or any other securities that are exercisable or exchangeable for, or convertible into, Common Stock.  All of the issued and outstanding shares of Common Stock are validly issued, fully paid and non-assessable and have been issued in compliance with applicable laws, including, without limitation, applicable federal and state securities laws.  There are no outstanding options, warrants or other rights of any kind to acquire any additional shares of capital stock of the Company or securities exercisable or exchangeable for, or convertible into, capital stock of the Company, nor is the Company committed to issue any such option, warrant, right or security.  There are no agreements relating to the voting, purchase or sale of capital stock (i) between or among the Company and any of its stockholders, (ii) between or among any stockholders including, but not limited to, those stockholders set forth on Schedule B and any third party, or (iii) between or among any of the Company’s stockholders including, but not limited to, those stockholders set forth on Schedule B.  The Company is not a party to any agreement granting any stockholder of the Company the right to cause the Company to register shares of the capital stock of the Company held by such stockholder under the Securities Act. No Person has any matured and/or unmatured rescission rights.

(ii)

The Company has not reserved any shares of its Preferred Stock for issuance upon the exercise of options, warrants or any other securities that are exercisable or exchangeable for, or convertible into, Preferred Stock.  All of the issued and outstanding shares of Preferred Stock are validly issued, fully paid and non-assessable and have been issued in compliance with applicable laws, including, without limitation, applicable federal and state securities laws.  There are no outstanding options, warrants or other rights of any kind to acquire any additional shares of capital stock of the Company or securities exercisable or exchangeable for, or convertible into, capital stock of the Company, nor is the Company committed to issue any such option, warrant, right or security.  There are no agreements relating to the voting, purchase or sale of capital stock (i) between or among the Company and any of its stockholders, (ii) between or among any of the shareholders set forth on Schedule B and any third party, or (iii) between or among any of the Company’s stockholders. The Company is not a party to any agreement granting any stockholder of the Company the right to cause the Company to register shares of the capital stock of the Company held by such stockholder under the Securities Act.

(f)

Absence of Certain Changes.  Since June 30, 2016, there has not been any event or condition of any character which has materially adversely affected, or may be expected to materially adversely affect, the Company’s business or prospects, including, but not limited to any material adverse change in the condition, assets, Indebtedness or business of the Company from that shown in the Financial Statements, and the Company has not declared or paid any dividends or sold any assets.  The Company has not taken any steps to seek protection pursuant to any bankruptcy law nor does the Company have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact that would reasonably lead a creditor to do so.

(g)

Legal Proceedings.  As of the date of this Agreement, there is no legal, administrative, investigatory, regulatory or similar action, suit, claim or proceeding which is pending or to the best of the Company’s and the Three Controlling Shareholder’s knowledge threatened against the Company which, if determined adversely to the Company, could have, individually or in the aggregate, a Material Adverse Effect.

(h)

Legal Compliance.  The Company has complied in all material respects with all applicable laws (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder) of all applicable governmental and regulatory authorities, and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, or notice has been filed or commenced against the Company and/or any of the Three Controlling Shareholders alleging any failure so to comply.  Neither the Company, nor any officer, director, employee, consultant or agent of the Company has made, directly or indirectly, any payment or promise to pay, or gift or promise to give or authorized such a promise or gift, of any money or anything of value, directly or indirectly, to any governmental official, customer or supplier for the purpose of influencing any official act or decision of such official, customer or supplier or inducing him, her or it to use his, her or its influence to affect any act or decision of an applicable governmental authority or customer, under circumstances which could subject the Company or any officers, directors, employees or consultants of the Company to administrative or criminal penalties or sanctions.

(i)

Filings, Consents and Approvals. Neither the Company nor the Controlling Stockholder are required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other person or entity in connection with the execution, delivery and performance by the Company of this Agreement, as applicable, including the issuance, sale and/or reservation of the Shares other than: (i) disclosure filings required by the Commission and (ii) those that have been made or obtained prior to the date of this Agreement.

(j)

No Conflicts.  The execution, delivery and performance of each of the Transaction Documents by the Company and the other Persons party thereto (other than the Investor), as applicable, to which it is party and the consummation by the Company or the Controlling Stockholder, as applicable, of the transactions contemplated thereby, including the issuance, sale of the Shares to the Investor pursuant hereto and the Share Cancellation and Share Repurchase, do not and will not (i) conflict with or violate any provision of the Company’s certificate of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected; except in the case of clauses (ii) and (iii), such as could not, individually or in the aggregate, have or reasonably be expected to result in a material adverse effect on the Company.

(k)

Tax Matters.

(i)

The Company has filed all state and federal tax returns that was required to be filed and by it as of the date hereof.  All such tax returns were correct and complete in all material respects.  All taxes owed by the Company have been paid. The Company is not currently the beneficiary of any extension of time within which to file any tax return.  No claim has ever been made by an authority in a jurisdiction where the Company does not file tax returns that it is or may be subject to taxation by that jurisdiction.  There are no security interests or Liens on any of the assets of the Company that arose in connection with any failure (or alleged failure) to pay any tax.

(ii)

The Company has withheld and paid all taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder, or other third party. The Company has delivered to the Investor correct and complete copies of all federal and state income and other material tax returns, examination reports, and statements of deficiencies assessed against or agreed to by the Company since inception.

(iii)

The Company has no reason to believe that any authority shall assess any additional taxes for any period for which tax returns have been filed.  There is no dispute or claim concerning any Liability with respect to any taxes (a “Tax Liability”) of the Company either (A) claimed or raised by any authority in writing or (B) as to which the Company and the Sellers have knowledge based upon personal contact with any agent of such authority.  No tax returns of the Company have ever been audited or are currently the subject of an audit.

(l)

Shell Company.  The Company is a “shell company” as defined in Rule 405 of the Securities Act.

(m)

Disclosure. No representation or warranty by the Company, Mr. Trimble and/or the Three Controlling Shareholders contained in this Agreement, and no statement contained in the any document, schedule, exhibit, certificate or other instrument delivered or to be delivered by or on behalf of the Company or the Three Controlling Shareholders pursuant to this Agreement, contains or will contain any untrue statement of a material fact or omit or will omit to state any material fact necessary, in light of the circumstances under which it was or will be made, in order to make the statements herein or therein not misleading. The “WHEREAS” and “NOW THEREFORE” clauses appearing on pages 1 and 2 of this agreement are hereby expressly incorporated into and made a part of this Agreement as if directly contained in the body of this Agreement and are considered representation, warranties, agreements, acknowledgements and/or covenants of the Company.

(n)

OTC-Pink Open Market Trading; DTC Eligible Securities; Etc. The Common Stock and the Company meet the requirements of and the shares of Common Stock trade on the OTC-Pink Open Market. The trading symbol for the Common Stock on the OTC-Pink Open Market is “BLKE.” The shares of Common Stock are Depository Trust Company (“DTC”) eligible securities. Neither the Company nor the Controlling Shareholder have any reason to believe that the shares of Common Stock will not continue to be DTC eligible securities and to continue to trade on the OTC-Pink Open Market without any temporary or permanent trading halt and/or any chill or freeze including, but not limited to, receiving any correspondence and/or other notice from DTC, the OTC Markets or any other governmental or regulatory agency regarding the Company, the shares of Common Stock and/or any required delinquent filing fees or filing by the Company and/or any possible halt, chill or freeze of the Common Stock or otherwise. The Company’s Transfer Agent is Colonial Stock Transfer Co., Inc. (the “Transfer Agent”) and such Transfer Agent is eligible and participates in the DTC Fast System. The Company has previously paid $0 representing all annual and other fees owed to the OTC Markets for 2017 and as a result owes no further fees to the OTC Markets for 2017 and/or otherwise.

(o)

Regulations, Etc. The Company agrees that no Person has direct and/or indirect rescission, pre-emptive, rights of first refusal and/or similar rights with respect to any securities of the Company including the Shares. The Shares being sold herein to the Investor are being sold in a private transaction between the Company and the Investor exempt from the registration requirements of the Securities Act.

(p)

Financial Statements. The Financial Statements of the Company included in the SEC Reports (including in each case the related notes thereto) (i) are in accordance with the books and records of the Company, (ii) are correct and complete in all material respects, (iii) present fairly the financial position and results of operations of the Company as of the respective dates indicated (subject, in the case of unaudited statements, to normal, recurring adjustments, none of which were material) and (iv) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis (“GAAP”).

(q)

Articles of Incorporation and By Laws. Annexed hereto as Exhibit E is a true and complete copy of the Articles of Incorporation and By Laws of the Company as in effect on the date hereof, certified by the Secretary of the Company in the case of the By Laws and by the Secretary of State of the State of Nevada in the case of the Articles of Incorporation. Since their original adoption, neither the Company’s Articles of Incorporation or By-Laws have been amended except pursuant to those amendments attached to Exhibit E.

(r)

Officers and Directors. Schedule 2.2(v) sets forth a list of the names and titles of all officers and directors of the Company including the Three Controlling Shareholders.

(s)

Absence of Certain Events. Since June 30, 2016, the Company has conducted its business solely in the historic, usual and ordinary course. Without limiting the generality of the foregoing, the Company has not:

(a)

waived any right or rights of substantial value or paid, directly or indirectly, any Indebtedness and/or other liabilities before such Indebtedness became due in accordance with its terms;

(b)

other than in the ordinary and usual course of business, created any Indebtedness (whether absolute or contingent and whether or not currently due and payable), or entered into or assumed any contract, agreement, arrangement, lease (as lessor or lessee), license or other commitment; or

(c)

purchased, sold or transferred any assets of the Company; granted any security interest or other Lien or encumbrance affecting any of its assets or properties; or amended any agreement or contract to which the Company is a party or by which its assets and properties are bound.

(t)

Adverse Developments. Since June 30, 2016 there has been no material adverse change in the business, operations or condition (financial or otherwise) of the Company; nor has there been since such date, any damage, destruction or loss, whether covered by insurance or not, materially or adversely affecting the business, properties or operations of the Company.

(u)

Bank Accounts and Credit Cards. The Company does not have any bank account, safe deposit box or credit or charge cards.

(v)

Environmental. As used in this Agreement, the term “Hazardous Materials” shall mean any waste material which is regulated by any state or local governmental authority in the states in which the Company conducts business, or the United States Government, including, but not limited to, any material or substance which is (i) defined as “hazardous waste,” “hazardous material,” “hazardous substance,” “extremely hazardous waste” or “restricted hazardous waste” under any provision of Nevada law, (ii) petroleum, (iii) asbestos, (iv) designated as a “hazardous substance” pursuant to Section 311 of the Clean Water Act, 33 U.S.C. 1251 et seq. (33 U.S.C. 1321) or listed pursuant to Section 307 of the Clean Water Act (33 U.S.C. 1317), (v) defined as a “hazardous waste” pursuant to Section 1004 of the Resource Conservation and Recovery Act, 42 U.S.C. 6901 et seq. (42 U.S.C. 6901), or (vi) defined as a “hazardous substance” pursuant to Section 101 of the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. 9601 et seq. (42 U.S.C. 9601). The current operations of the Company and its current and, to the best of its knowledge, its past use comply and then complied in all material respects with all applicable laws and governmental regulations including all applicable federal, state and local laws, ordinances, and regulations pertained to air and water quality. Hazardous Materials, waste, disposal or other environmental matters, including the Clean Water Act, the Clean Air Act, the Federal Water Pollution Control Act, the Solid Waste Disposal Act, the Resource Conservation Recovery Act, and the statutes, rules and regulations and ordinances or the state, city and country in which The Company’s property is located.

(w)

Agreements and Obligations; Performance. Other than pursuant to this Agreement or expressly disclosed on Schedule 3.1(w), the Company is not directly and/or indirectly a party to, or bound by any: (i) contract, arrangements, commitment or understanding which involves aggregate payments or receipts, (ii) contractual obligation or contractual liability or Indebtedness of any kind to any Person; (iii) contract, arrangement, commitment or understanding with or to any Person; (iv) contract for the purchase or sale of any materials, products or supplies; (v) contract of employment with any officer or employee; (vi) deferred compensation, bonus or incentive plan or agreement: (vii) management, advisory or consulting agreement; (viii) lease for real or Personal property (including borrowings thereon), license or royalty agreement; (ix) union or other collective bargaining agreement; (x) agreement, commitment or understanding for any Indebtedness; (xi) contract containing covenants limiting the freedom of the Company to engage or compete in any line of business or with any Person in any geographic area or otherwise; (xii) contract or option relating to the acquisition or sale of any business and/or asset; (xiii) voting trust agreement or similar stockholders’ agreement; and/or (xiv) other contract, agreement, commitment or understanding whether directly or indirectly, material or non-material.

(x)

Permits and Licenses. The Company is not a party to nor are any of its assets subject to any permits, licenses, orders and/or franchises.

(y)

Employee Benefit Plans. The Company does not maintain and is not required to make contributions to any “pension” and “welfare” benefit plans (within the respective meanings of Sections 4(2) and 4(1) of the Employee Retirement Income Security Act of 1974, as amended).

(z)

Insurance. The Company has no insurance policies.

(aa)

Bad Actor. None of the Company, any of its predecessors, any of the Controlling Shareholders, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering contemplated hereby, any beneficial owner of 20% or more of the Company’ s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the 1933 Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person”  and, together, “Issuer Covered Persons” ) is subject to any of the “ Bad Actor”  disqualifications described in Rule 506(d)(1)(i) to (viii) under the 1933 Act (a “Disqualification Event” ), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event.  The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), if any, and has furnished to the Investor a copy of any disclosures provided thereunder.

(bb)

Prior Sale of Securities.  All prior offers and sales of securities by the Company including, but not limited to, the offer and sale of shares of Common Stock pursuant to Rule 504 of Regulation D of the Securities Act conducted by the Company in 1999, were made pursuant to valid exemptions from the registration requirements of the Securities Act and state securities laws and complied with all Federal and State securities laws, rules and regulations, any other applicable laws, rules and regulations as well as all rules and regulations of all applicable regulatory and self-regulatory bodies including FINRA and the OTC Markets.

(cc)

Integration.  Neither the Company, nor any of its affiliates, nor any Person acting on any of their behalf has, directly or indirectly, made any offers or sales of any securities or solicited any offers to buy any securities, under circumstances that would require registration of any of the securities of the Company   under the 1933 Act, whether through integration with prior offerings or otherwise, or cause the Acquisition to require approval of stockholders of the Company for purposes of the 1933 Act or under any applicable stockholder approval provisions. Neither the Company, any of its affiliates nor any Person acting on any of their behalf will take any action or steps that would require registration of any of the securities of the Company under the 1933 Act or cause the offer and sale of the 2,900,000 Shares to the Investor to be integrated with other offerings of securities of the Company.

(dd)

Representations.  All representations, warranties and covenants of the Company and the Three Controlling Shareholders shall survive the Closing for a period of three (3) years from the Closing Date.

3.2

Representations and Warranties of the Investor.  The Investor hereby represents and warrants to the Company as follows:

(a)

Organization; Authority.  The Investor is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate or partnership power and authority to enter into and to consummate the Acquisition on the terms and conditions set forth in this Agreement and otherwise to carry out its express obligations hereunder. The execution and delivery of this Agreement and the consummation of the Acquisition by the Investor pursuant to the terms but subject to the conditions provided herein has been duly authorized by all necessary partnership action on the part of the Investor.  This Agreement has been duly executed by the Investor, and when delivered by the Investor in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Investor to consummate the Acquisition on the terms but subject to the conditions provided in this Agreement, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

(b)

Investment Intent.  The Investor is acquiring the Shares as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Shares or any part thereof, without prejudice, subject however, to the Investor’s right at all times to sell or otherwise dispose of all or any part of such Shares in compliance with applicable federal and state securities laws.  Subject to the immediately preceding sentence, nothing contained herein shall be deemed a representation or warranty by the Investor to hold the Shares for any period of time.  The Investor is acquiring the Shares hereunder in the ordinary course of its business. The Investor does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Shares.

(c)

Investor Status.  At the time the Investor was offered the Shares, it was, and at the date hereof it is, an “accredited investor” as defined in Rule 501(a) under the Securities Act.

(d)

General Solicitation.  The Investor is not purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(e)

Legend. The Investor understands that all certificates representing the 2,900,000 Shares received by it pursuant to this Agreement shall bear the following legend, or one substantially similar thereto:

“The securities represented by this certificate have not been registered under the Securities Act of 1933. The shares have been acquired for investment and may not be sold, transferred or assigned in the absence of an effective registration statement for those shares under the Securities Act of 1933, as amended, or an opinion satisfactory to the Company’s counsel that registration is not required under said Act.”

(f)

No Misstatements or Omissions.  No representation or warranty by the Investor contained in this Agreement, and no statement contained in any document, certificate or other instrument delivered or to be delivered by or on behalf of the Investor pursuant to this Agreement, contains or will contain any untrue statement of a material fact or omit or will omit to state any material fact necessary, in light of the circumstances under which it was or will be made, in order to make the statements herein or therein not misleading.

ARTICLE 4.
OTHER AGREEMENTS OF THE PARTIES

4.1

Securities Laws Disclosure; Publicity.  No later than (i) the 3rd Business Day following the execution of this Agreement the Company will file a Current Report on Form 8-K disclosing the material terms of this Agreement (the “Execution 8-K,” and together with the Closing 8-K (as defined below), collectively, the “8-Ks”), and, (ii) on the first Business Day following the Closing Date the Company will file an additional Current Report on Form 8-K to disclose the Closing and all related information (the “Closing 8-K”).  In addition, the Company will make and/or provide such other filings and notices in the manner and time required by the SEC, any state securities commission and/or any other regulatory and/or governmental body.

4.2

(a) Indemnification; Releases, Etc.  Provided there shall be no personal liability, without qualification or otherwise for the indemnification in this Section 4.2 against the Three Controlling Shareholders and Mr. Trimble, respectively, and that the indemnification provided for in this Section 4.2 shall be solely enforceable against the Indemnification Existing Shares with each Indemnification Existing Share being valued for indemnification purposes at $.02, each Controlling Stockholder and Mr. Trimble (each an “Indemnitor,” and collectively, the “Indemnitors”) agrees jointly and severally to defend, protect, indemnify and hold the Company and the Investor and each of their respective affiliates, directors, officers, shareholders, partners, employees and agents (each, an “Indemnitee,” and collectively, the

“Indemnitees”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation (collectively, “Loss” or “Losses”) that any Indemnitee may suffer or incur as a result of or relating to (i) any misrepresentation, breach or inaccuracy of any representation, warranty, covenant or agreement made by the Company and/or any Indemnitor in this Agreement and/or in any of the other Transaction Documents, (ii) any cause of action, proceeding, suit or claim brought or made against any Indemnitee by a third party (including, but not limited to, any governmental and/or regulatory agency and/or body), and relating to, arising out of or resulting from the execution, delivery, performance and/or enforcement of this Agreement and/or any of the other Transaction Documents, any of the transactions contemplated herein and/or therein or any other certificate, instrument or document contemplated in any Transaction document hereby or thereby and the transactions contemplated thereby; provided, however, that notwithstanding anything to the contrary provided herein or elsewhere, in no event shall any Indemnitor directly and/or indirectly be deemed and/or treated as an Indemnitee. In addition to the indemnity contained herein, each Indemnitor jointly and severally will reimburse the Indemnitee for its reasonable legal and other expenses (including the cost of any investigation, preparation and travel in connection therewith) incurred in connection therewith, as such expenses are incurred.  The mechanics and procedures with respect to the rights and obligations under this Section 4.2 shall be as follows:

1.

Promptly after receipt by an Indemnitee of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Loss, such Indemnitee shall, if a claim in respect thereof is to be made against the Indemnitors under this Agreement, deliver to the Indemnitor a written notice of the commencement thereof, and the Indemnitor shall have the right to participate in the defense thereof with its own counsel; provided, however, that an Indemnitee shall have the right to retain its own counsel, if in the reasonable opinion of the particular Indemnitee, the representation by such counsel of the Indemnitee and the Indemnitor would be inappropriate due to actual or potential differing interests between such Indemnitee and any other party represented by counsel chosen by the Indemnitee in such proceeding.  The Indemnitee shall cooperate fully with the Indemnitor in connection with any negotiation or defense of any such action or claim by the Indemnitor and shall furnish to the Indemnitor all information reasonably available to the Indemnitee which relates to such action or claim.  The Indemnitor shall keep the Indemnitee fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto.  The Indemnitor shall not be liable for any settlement of any action, claim or proceeding effected without its prior written consent; provided, however, that the Indemnitor shall not unreasonably withhold, delay or condition its consent.  The Indemnitor shall not, without the prior written consent of the Indemnitee, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnitee of a release from all liability in respect to such claim or litigation and such settlement shall not include any admission as to fault on the part of the Indemnitee.  Following indemnification as provided for hereunder, the Indemnitor shall be subrogated to all rights of the Indemnitee with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the Indemnitor within a reasonable time of the commencement of any such action shall not relieve the Indemnitor of any liability to the Indemnitee, except to the extent that the Indemnitor is prejudiced in its ability to defend such action.

2.

The indemnification required by this Agreement shall be made by periodic payments of the amount thereof during the course of the defense against any of the Losses, reasonably promptly upon the receipt by such Indemnitee of written bills (with such appropriate supporting information as is reasonably requested by the Indemnitor that a Loss has been incurred and the amount thereof (together with such appropriate supporting information as is reasonably requested by the Indemnitor); provided that the Indemnitee, as applicable, shall reimburse all such payments to the extent it is finally judicially determined that such Indemnitee is not entitled to indemnification hereunder.

(b) Contribution. To the extent that the undertaking by the Indemnitor hereunder may be unenforceable for any reason, the Indemnitor shall make the maximum contribution to the payment and satisfaction of each of the Losses which is permissible under applicable law.

4.3

Brokers. Except for fees owed by the Company to the Persons and in the amount set forth on Schedule 4.3, each of the Company, the Three Controlling Shareholders and Mr. Trimble on the one hand and the Investor on the other hand, represent and warrant to the other that neither has employed any broker, finder or similar agent and no person or entity with which each has had any dealings or communications of any kind is entitled to any brokerage, finder’s or placement fee or any similar compensation in connection with this Agreement or the transaction contemplated hereby. Any claim by any Person for any fee of any kind or nature that would violate this Section 4.3, shall be the sole responsibility of the Party(ies) who allegedly agreed to such fee including, but not limited to, all fees and expenses including legal fees (as and when incurred) incurred by any other Party as a result of such claim (except the Three Controlling Shareholders and Mr. Trimble shall be jointly and severally responsible and liable for the payments and fees set forth in Schedule 3.1(c), this Section 4.3 and Schedules 4.7(i) and (ii).

4.4

Public Announcements. Other than as provided in Section 4.1, no Person executing this agreement shall, without the express prior written consent of the Company and the Investor, make any announcement or otherwise disclose any information regarding this Agreement and/or the transactions contemplated hereby other than as required by law or otherwise deemed advisable in the opinion of such Persons’ counsel to ensure compliance with public disclosure requirements under the federal securities laws.

4.5

Further Action.  The Persons executing this Agreement agree that if at any time after the Closing any further action is necessary or desirable to carry out the purposes of this Agreement, each of the Persons will take such further action (including the execution and delivery of such further instruments and documents) as any other Person may reasonably request, all at the sole cost and expense of the requesting Person.

4.6

No-Shop Agreement. Neither the Company, the Three Controlling Shareholders nor any of their respective affiliates, officers, directors, consultants, related persons, advisors, debt and/or equity holders or agents shall directly and/or indirectly (a)  initiate contact with, solicit or encourage any inquiries or proposals by, or (b) enter into any discussions or negotiations with, or disclose directly or indirectly any information concerning its business, prospects, and properties to, or afford any access to its properties, books and records to, any corporation, partnership, person, or other entity or group (other than the Investor and its affiliates, employees, representatives, and agents) regarding a sale of all or a portion of the Company’s securities or a merger, consolidation, or sale of all or a substantial portion of the assets of the Company or any similar transaction until termination of this Agreement pursuant to Section 6.5 hereof.

4.7

Use of Proceeds.  The $325,000 remaining portion of the $375,000 Purchase Price (after deduction of the $50,000 payable to Investor’s counsel) shall be used by the Company to pay: (i) $220,170 aggregate amount of Indebtedness and other liabilities of the Company owed to the Persons and in the amounts set forth on Schedule 3.01(c), Schedule 4.3 and Schedule 4.7(i) and (ii), (ii) $2,099 to the Repurchased Shareholder pursuant to the Share Repurchase, and (iii) (a) the Company’s and the Three Controlling Shareholders’ legal counsel(s) and the Transfer Agent, and (b) $3,232 of other estimated costs and expenses incurred by the Company and the Three Controlling Shareholders, all in connection with the transactions contemplated hereby, after which and immediately following the Closing the Company shall have no outstanding Indebtedness and/or liabilities of any nature to any Person.

ARTICLE 5.
CONDITIONS PRECEDENT TO CLOSING

5.1

Conditions Precedent to the Obligations of the Investor to Purchase Shares.  The obligation of the Investor to purchase the Shares at the Closing is subject to the satisfaction or waiver by the Investor, at or before the Closing, of each of the following conditions:

(a)

Company Deliverables.  The Company shall have delivered the Company Deliverables in accordance with Section 2.2(a);

(b)

Representations and Warranties.  The representations and warranties of the Company and the Controlling Shareholders contained herein shall be true and correct in all material respects as of the date when made and as of the Closing as though made on and as of such date;

(c)

Performance.  The Company and the Three Controlling Shareholders shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by it at or prior to the Closing;

(d)

No Injunction.  No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by this Agreement;

(e)

Adverse Changes.  Since the date of execution of this Agreement, no event or series of events shall have occurred that reasonably could have or result in a Material Adverse Effect;

(f)

No Suspensions of Trading in Common Stock.  Trading in the Common Stock shall not have been suspended and/or halted by the Commission or any other regulatory body including the OTC Markets and/or FINRA at any time since the date of execution of this Agreement and none is reasonably anticipated to occur, and the Common Stock shall have been at all times since such date listed for trading on a trading market or quoted on an over-the-counter electronic quotation system and none is reasonably anticipated to occur;

(g)

Due Diligence Review.  The Investor shall have completed its business, accounting and legal due diligence review of the Company, and the results thereof shall be satisfactory to the Investor;

(h)

Termination.  This Agreement shall not have been terminated as to the Investor in accordance with Section 6.5; and

(i)

DTC.  The Common Stock is DTC eligible; and there is no chill, freeze and/or related item thereon and/or reasonably anticipated to occur.

(j)

14f-1.  The 14f-1 was filed with the SEC and mailed to all stockholders of the Company no less than 10 days prior to the Closing Date.

5.2

Conditions Precedent to the Obligations of the Company to Sell Shares.  The obligation of the Company to sell Shares at the Closing is subject to the satisfaction or waiver by the Company, at or before the Closing, of each of the following conditions:

(a)

Representations and Warranties.  The representations and warranties of the Investor contained herein shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made on and as of such date;

(b)

Performance.  The Investor shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Investor at or prior to the Closing;

(c)

No Injunction.  No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by this Agreement;

(d)

Termination.  This Agreement shall not have been terminated as to the Investor in accordance with Section 6.5.

ARTICLE 6.
MISCELLANEOUS

6.1

Fees and Expenses.  Except as provided elsewhere in this Agreement, each Party shall pay the fees and expenses of its advisers, legal counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement and the Company shall pay on or prior to the Closing all stamp and other taxes and duties levied in connection with the issuance of the Shares.

6.2

Entire Agreement.  This Agreement, the other Transaction Documents and/or any other documents, instruments or agreements executed in connection with the transactions contemplated hereunder and thereunder, constitutes the entire agreement of the Parties, superseding and terminating any and all prior or contemporaneous oral and written agreements, understandings or letters of intent between or among the parties with respect to the subject matter of this Agreement.

6.3

Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile (provided the sender receives a machine-generated confirmation of successful transmission) at the facsimile number specified in this Section prior to 5:30 p.m. (New York City time) on a Business Day, (b) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Business Day or later than 5:30 p.m. (New York City time) on any Business Day, (c) the Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given.  The address for such notices and communications shall be as follows:

If to the Company prior to the Closing:

Bear Lake Recreation Inc.

8867 South Capella Way

Sandy, UT 84093

Telephone: (801) 631-7969

Email: w.bassham@comcast.net

If to any of the Three Controlling Shareholders:

1.

Wayne R. Bassham

8867 South Capella Way

Sandy, UT 84093

Telephone: (801) 631-7969

Email: w.bassham@comcast.net

2.

Todd L. Albiston

8246 South Viscounti Dr.

Sandy, UT 84093

Telephone: (801) 718-0930

EFacsimile: (866) 228-0524

Email: Todd.Albiston@Mckesson.com

3.

Derrick M. Albiston

1275 N. Fir Street

Canby, OR 97013

Telephone: (503) 734-9900

Facsimile: (503) 961-1724

Email: derrick.albiston@icloud.com

If to Kelly Trimble:

Kelly Trimble

4685 South Highland Drive, Suite 207

Salt Lake City, UT 84117

Telephone: (801) 647-4230

Facsimile: (801) 930-9730

Email: kellynt3@comcast.net

With a copy to (which shall not constitute notice):

Leonard W. Burningham, Esq.

2150 South 1300 East, Suite 500

Salt Lake City, UT 84106

Telephone: (801) 363-7415

Facsimile: (801) 990-4235

Email: lwb@burninglaw.com

If to the Investor at any time (or subsequent to the Closing):

James Besser, Managing Member

Manchester Management Company, LLC

(the General Partner of the Purchaser)

3 West Hill Place

Boston, MA 02114

Telephone: (617) 339-1741

Email: jbesser@mgfund.com

With a copy to (which shall not constitute notice):

Lawrence Nusbaum, Esq.

Gusrae Kaplan Nusbaum PLLC

120 Wall Street

New York, NY 10005

Telephone: (212) 269-1400

Facsimile: (212) 809-4147

Email: LNusbaum@GusraeKaplan.com

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

6.4

Amendments; Waivers; No Additional Consideration.  No provision of this Agreement may be waived or amended except in a written instrument signed by the Company and the Investor.  No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

6.5

Termination.  This Agreement may be terminated prior to Closing:

(a)

by written agreement of the Investor and the Company; and

(b)

by the Company or the Investor upon written notice to the other, if the Closing shall not have taken place by 6:30 p.m. Eastern time on the Outside Date; provided, that the right to terminate this Agreement under this Section 6.5(b) shall not be available to any Person whose failure to comply with its obligations under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such time.

In the event of a termination pursuant to this Section 6.5, the Company shall promptly notify the Three Controlling Shareholders and Mr. Trimble. Upon a termination in accordance with this Section 6.5, the Company and the terminating Investor(s) shall not have any further obligation or liability (including as arising from such termination) to the other and no Investor will have any liability to any other Investor under this Agreement as a result therefrom.

6.6

Construction.  The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.  This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

6.7

Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the Parties and their successors and permitted assigns.  Prior to Closing, the Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investor. The Investor may assign any or all of its rights under this Agreement to any Person to whom the Investor assigns or transfers any Shares, provided such assignee agrees in writing to be bound, with respect to the transferred Shares, by the provisions hereof that apply to the “Investor.”

6.8

No Third-Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.2 (as to the Indemnitee).

6.9

Governing Law.  This Agreement and the terms and conditions set forth herein, shall be governed by and construed solely and exclusively in accordance with the internal laws of the State of New York without regard to the conflicts of laws principles thereof. The Parties executing this Agreement hereby expressly and irrevocably agree that any suit or proceeding arising directly and/or indirectly pursuant to or under this Agreement shall be brought solely in a federal or state court located in the City, County and State of New York. By its execution hereof, the Parties executing this Agreement covenant and irrevocably submit to the in personam jurisdiction of the federal and state courts located in the City, County and State of New York and agree that any process in any such action may be served upon any of them personally, or by certified mail or registered mail upon them or their agent, return receipt requested, with the same full force and effect as if personally served upon them in New York, New York. The Parties executing this Agreement expressly and irrevocably waive any claim that any such jurisdiction is not a convenient forum for any such suit or proceeding and/or any defense or lack of in personam jurisdiction with respect thereto. In the event of any such action or proceeding, the party prevailing therein shall be entitled to payment from the other parties hereto jointly and severally of all of its reasonable counsel fees and disbursements (except the Investor shall have no payment or other obligation to any other Party involving a dispute between such other Parties signatory hereto including the Company).

6.10

Execution.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

6.11

Severability.  If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

6.12

Replacement of Shares.  If any certificate or instrument evidencing any Shares is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested.  The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Shares.  If a replacement certificate or instrument evidencing any Shares is requested due to a mutilation thereof, the Company may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.

6.13

Remedies.  In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Investor and the Company will be entitled to specific performance under this Agreement against any other parties Signatory hereto.  The Parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

6.14

Limitation of Liability.  Notwithstanding anything herein to the contrary, the Company acknowledges and agrees that the liability of the Investor arising directly or indirectly hereunder,  of any and every nature whatsoever shall be satisfied solely out of the assets of the Investor, and that no trustee, officer, other investment vehicle or any other Affiliate of the Investor or the Investor, shareholder or holder of shares of beneficial interest of the Investor shall be personally liable for any liabilities of the Investor.

6.15

Nature of Statements. All statements contained in any Schedule, agreement, certificate or other instruments delivered by or on behalf of any Party hereto pursuant to this Agreement, shall be deemed representations and warranties by such Party.

6.16

Mr. Trimble.  In addition to the other representations and warranties of the Company and/or Mr. Trimble set forth herein and/or elsewhere, Mr. Trimble and the Company hereby represent and warranty to the Investor and the Company that all representations and warranties of Mr. Trimble and all other information and/or disclosure regarding Mr. Trimble including, but not limited to, in this Agreement, any of the other Transaction Documents (including, but not limited to, in any schedule and/or exhibit hereto and/or thereto), the 8Ks,  the 14f-1 and the “WHEREAS” and “NOW THEREFORE” clauses of this agreement are true and correct in all respects and do not contain nor will contain any untrue statement of a material fact or omit or will omit to state any material fact necessary, in light of the circumstances under which made or will be made, in order to make the statements herein or therein not misleading

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGES FOLLOW]

 [SIGNATURE PAGE]

IN WITNESS WHEREOF, the Parties hereto have caused this Common Stock Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

COMPANY:

BEAR LAKE RECREATION INC.

By: /s/ Wayne R. Bassham

       Name: Wayne R. Bassham

 Title: President

INVESTOR:

MANCHESTER EXPLORER, L.P.

By: /s/ James Besser

        Name: James Besser (solely in his capacity as Managing Member of Manchester Management Company, LLC, the General Partner of Manchester Explorer L.P.

THREE CONTROLLING SHAREHOLDERS:

   /s/Wayne R. Bassham

   Wayne R. Bassham (in his individual capacity)

   /s/ Todd L. Albiston

   Todd L. Albiston (in his individual capacity)

   /s/ Derrick M. Albiston

   Derrick M. Albiston (in his individual capacity)

KELLY TRIMBLE

/s/ Kelly Trimble

(Individually with respect to Sections 2.2 (xvii), 4.2, 4.3 and 4.6, Article 6 (including, but not limited to, Section 6.16) or elsewhere where his name appears directly and/or as a result of the words “a signatory to this Agreement” or words of similar meaning)

[END OF SIGNATURE PAGE]

LIST OF SCHEDULES AND EXHIBITS

A.

Schedules

1.

Schedule 1 – Cancelling Shareholder Information

2.

Schedule 2 - Existing Shares Information

3.

Schedule 2.2(vi) - Names of officer and directors of the Company resigning effective at time of Closing

4.

Schedule 3 - Persons subject to Lock-up Agreements

5.

Schedule 3.1(c) - Indebtedness, Liabilities, Etc. immediately prior to Closing

6.

Schedule 3.1(w) – Agreements, Etc.

7.

Schedule 4.3 – Brokers

8.

Schedule 4.7 Outstanding Indebtedness and liabilities

B.

Exhibits

1.

Exhibit A - Form of Share Cancellation Agreement

2.

Exhibit B - Repurchase Agreement

3.

Exhibit C - Form of Lock-up Agreement

4.

Exhibit D – Form of Debt Cancellation Agreement

5.

Exhibit E - Form of Resignations

6.

Exhibit F - Articles of Incorporation and By-laws of the Company and each amendment thereto since the Date of Incorporation

SCHEDULE 1

Cancelling Shareholder Information

Names, Title and address of Cancelling Shareholder	Number of Shares owned beneficially or otherwise by such Person prior to Share Cancellation and other pre-Closing transactions	Number of Shares owned beneficially or otherwise to be cancelled by such Person in Share Cancellation at Closing	Remaining number of Shares owned beneficially or otherwise by such Person following Share Cancellation and other pre-Closing transactions and Closing
1. Wayne R. Bassham	285,716	181,634	104,082
2. Todd L. Albiston	285,716	181,633	104,083
3. Derrick M. Albiston	285,716	181,633	104,083
4. Thomas J. Howells	104,916	104,916	0
Totals:	962,064	544,900	312,249 (267,248 of such shares to be sold to Kelly Trimble and Leonard W. Burningham, Esq.

2

SCHEDULE 2

Existing Shareholder Information of Three Controlling Shareholders and Mr. Trimble

Name, Title and address of holder of Existing Shares	Aggregate number of Existing Shares owned beneficially and/or otherwise following Share Cancellation, other pre-Closing transactions and Closing	Other securities of the Company beneficially and/or otherwise owned by such Person following the Closing and the transaction related thereto including the Share Cancellation
1. Wayne R. Bassham	15,000	0
2. Todd L. Albiston	15,000	0
3. Derrick M. Albiston	15,000	0
4. Kelly Trimble	308,678	0
Totals:	Existing Shares	0

3

SCHEDULE 2.2(vi)

Officers and Directors of the Company

Name	Position
1. Wayne R. Bassham	President and Director
2. Todd L. Albiston	Secretary/Treasurer and Director
3. Derrick M. Albiston	Vice President and Director

4

SCHEDULE 3

Existing Shares constituting Indemnification Escrow Shares and subject to the Indemnification Escrow Agreement and Leak-out Agreement

Names of each holder of Existing Shares subject to Leak-out Agreement	Aggregate number of Existing Shares owned beneficially and/or otherwise by such Person)
1. Wayne R. Bassham	15,000
2. Todd L. Albiston	15,000
3. Derrick M. Albiston	15,000
4. Kelly Trimble	247,248
Total:	292,248 Existing Shares

SCHEDULE 3.1(c)

Indebtedness, Etc.

Name of Person owed Indebtedness and/or other liability by the Company to such Person	Aggregate dollar amount owed at Closing to such Person
1. Wayne R. Bassham	$4,000
2. Todd L. Albiston	$4,000
3. Derrick M. Albiston	$4,000
4. Leonard W. Burningham, Esq.	$25,000
5. Shellie Schoope	$25,000
6. Thomas J. Howells	$130,099
7. Kelly Trimble	$129,670
8. Miscellaneous Expense Reserve	$3,231
Total:	$325,000

2

SCHEDULE 3.1(w)

Agreements, Etc.

3

SCHEDULE 4.3

Brokers

4

SCHEDULE 4.7

Indebtedness, Liabilities

A.

Schedule 4.7(i)

B.

Schedule 4.7(ii)

5

EXHIBIT A

Form of Share Cancellation Agreement

6

EXHIBIT B

Repurchase Agreement

7

EXHIBIT C

Form of Leak-Out Agreement

8

EXHIBIT D

Form of Debt Cancellation Agreement

9

EXHIBIT E

Form of Resignation Letters

10

EXHIBIT F

Articles of Incorporation and By-laws of the Company and each amendment thereto since Date of Incorporation

11